                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

          WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), relating to the registration under the Act of up to $1,000,000,000 in securities of the Company, consisting of a combination of one or more of the following: common stock, par value $.10 per share, preferred stock, par value $1.00 per share, or depositary shares representing such preferred stock, senior or subordinated debt securities and/or warrants to purchase other securities.

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID
P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of October, 1998.



                                    /s/ James J. Postl
                                    ------------------
                                    James J. Postl

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ Howard H. Baker, Jr.

                                    HOWARD H. BAKER, JR.

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ W.L. Lyons Brown, Jr.

                                    W.L. LYONS BROWN, JR.

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ Ernest H. Cockrell

                                    ERNEST H. COCKRELL

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ Alfonso Fanjul

                                    ALFONSO FANJUL

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ Berdon Lawrence

                                    BERDON LAWRENCE

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 to its Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to issue and sell up to $1,000,000,000 of securities of the Company;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of January, 1999.


                                    /s/ Gerald B. Smith

                                    GERALD B. SMITH